Financial Instruments and Financial Risk Management (Details)	12 Months Ended
Dec. 31, 2021
Financial Instruments and Financial Risk Management [Abstract]
Description of foreign currency exchange rate risk	As of December 31, 2021, had the Group’s functional currency strengthened by 10% against the NIS with all other variables remaining constant, post-tax profit for the year would have been $328 thousand higher (2020 - loss approximately $242 thousand lower; 2019 - loss approximately $233 thousand lower), mainly as a result of exchange rate changes on translation of other accounts receivable and exchange rate changes on NIS-denominated cash and cash equivalents.